                                                                    EXHIBIT 10.2


                 AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT

         THIS AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT, dated as of December 3, 2001 (the "Amendment"), is made by and between McDermott Incorporated, a Delaware corporation ("McDermott"), and McDermott International, Inc., a Panama corporation ("International").

                                   WITNESSETH:

         WHEREAS, McDermott and International entered into a Stock Purchase and Sale Agreement dated as of November 17, 1982 ("Agreement"); and

         WHEREAS, McDermott and International mutually desire to amend the Agreement as provided in this Amendment to Stock Purchase and Sale Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, McDermott and International hereby amend the Agreement as follows:

         1. Section (2) of the Agreement is hereby amended and restated to read in its entirety as follows:

         (2) Purchase obligations of International. On the sixtieth day after that on which a demand upon it to do so is made, International will purchase for Cash from McDermott or any Transferee the number of Units designated by McDermott or such Transferee in such demand at a price per Unit equal to 90% of the Fair Value of a Unit on the day such demand is made.

         2. The first paragraph of Section (3) of the Agreement is hereby amended and restated to read in its entirety as follows:

         (3) Purchase rights of International. On the sixtieth day after that on which a demand upon it to do so is made, McDermott will sell for Cash to International the number of Units designated by International in such demand at a price per Unit equal to 110% of the Fair Value of a Unit on the day such demand is made.


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The second and third paragraphs of Section (3) of the Agreement are and shall remain in full force and effect, without modification by this Amendment.

         3. All references in this Amendment to Sections of the Agreement refer to the numbered sections of the Agreement.

         4. Except to the extent of the amendments set forth in this Amendment, all provisions of the Agreement are and shall remain in full force and effect for the remaining term of the Agreement as set forth in Section 9(b) of the Agreement.

         5. This Amendment shall be effective upon the submission of the required officers' certificates pursuant to (a) Section 3.13(d) of the Indenture dated as of March 1, 1992 to which McDermott is a party, as amended, and (b)
Section 3.12(d) of the Indenture dated as of November 1, 1992 to which McDermott is a party, as amended.

         6. This Amendment shall be governed by and construed under the laws of the State of New York of the United States of America.

         7. This Amendment may be executed in any number of counterparts, each of which shall be deemed for all purposes to be an original, but all of which when taken together shall constitute one and the same agreement, and shall become effective as provided in Section 5 above.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                           MCDERMOTT INCORPORATED

                                        By:
                                           -------------------------------------
                                           E. A. WOMACK, JR.
                                           President

                                           MCDERMOTT INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                           BRUCE F. LONGAKER
                                           Executive Vice President and Chief
                                           Financial Officer


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                               SECOND AMENDMENT TO
                        STOCK PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO STOCK PURCHASE AND SALE AGREEMENT, dated as of January 11, 2002 (this "Second Amendment"), is made by and between McDermott Incorporated, a Delaware corporation ("McDermott"), and McDermott International, Inc., a Panama corporation ("International").

                                   WITNESSETH:

         WHEREAS, McDermott and International entered into a Stock Purchase and Sale Agreement dated as of November 17, 1982 ("Agreement"); and

         WHEREAS, McDermott and International amended the Agreement pursuant to an Amendment to Stock Purchase and Sale Agreement dated as of December 3, 2001 (the "First Amendment"); and

         WHEREAS, McDermott and International mutually desire to amend the Agreement, as amended by the First Amendment, as provided in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, McDermott and International hereby amend the Agreement, as amended by the First Amendment, as follows:

1. Section (2) of the Agreement, as amended by the First Amendment, is hereby amended and restated to read in its entirety as follows:

                  (2) Purchase obligations of International. On the sixtieth day after that on which a demand upon it to do so is made, International will purchase for Cash from McDermott or any Transferee the number of Units designated by McDermott or such Transferee in such demand at a price per Unit equal to 90% of the Fair Value of a Unit on the day such demand is made; provided, however, if the demand contemplated by this sentence is made by McDermott at any time during the period from January 15, 2002 through February 28, 2002, the purchase transaction contemplated by this sentence shall be completed on March 15, 2002.

2. The first paragraph of Section (3) of the Agreement, as amended by the First Amendment, is hereby amended and restated to read in its entirety as follows:

                  (3) Purchase rights of International. On the sixtieth day after that on which a demand upon it to do so is made, McDermott will sell for Cash to International the number of Units designated by International in such demand at a price per Unit equal to 110% of the Fair Value of a Unit on the day such demand is made; provided, however, if the demand contemplated by this sentence is made by International at any time during the period from January 15, 2002 through February 28, 2002, the purchase transaction contemplated by this sentence shall be completed on March 15, 2002.


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         The second and third paragraphs of Section (3) of the Agreement are and shall remain in full force and effect, without modification by this Second Amendment.

3. All references in this Second Amendment to Sections of the Agreement refer to the numbered sections of the Agreement. All references in this Second Amendment to Articles refer to the numbered paragraphs of this Second Amendment.

4. Except to the extent of the amendments set forth in this Second Amendment, all provisions of the Agreement, as amended by the First Amendment, are and shall remain in full force and effect for the remaining term of the Agreement as set forth in Section 9(b) of the Agreement.

5. This Second Amendment shall be effective upon the submission of the required officers' certificates pursuant to (a) Section 3.13(d) of the Indenture dated as of March 1, 1992 to which McDermott is a party, as amended, and (b) Section 3.12(d) of the Indenture dated as of November 1, 1992 to which McDermott is a party, as amended.

6. This Second Amendment shall be governed by and construed under the laws of the State of New York of the United States of America.

7. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed for all purposes to be an original, but all of which when taken together shall constitute one and the same agreement, and shall become effective as provided in Article 5 above.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.



                                        McDERMOTT INCORPORATED



                                        By:
                                           ----------------------------------
                                                 E. A. Womack, Jr.
                                                 President



                                        McDERMOTT INTERNATIONAL, INC.



                                        By:
                                           ----------------------------------
                                                 Bruce F. Longaker
                                                 Executive Vice President and
                                                 Chief Financial Officer


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